Subsequent Events	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Subsequent Events

47.	Subsequent Events
a)	Deliberation on Interest on Equity

The Board of Directors, at a meeting held on January 11, 2024, approved the Executive Board's proposal, subject to ratification at the Ordinary General Meeting to be convened by April 30, 2024, for the distribution of Interest on Equity in the amount of R$ 1,500,000,000.00 (one billion and five hundred million reais), based on the balance of the Company's Dividend Equalization Reserve. Shareholders registered in the Bank's records at the end of the day on January 19, 20324 (inclusive) will be entitled to receive the Interest on Equity. Consequently, from January 22, 2024 (inclusive), the Bank's shares will trade "Ex-Interest on Equity". The Interest on Equity payment will start from February 8, 2024. The Interest on Equity will be fully attributed towards the mandatory minimum dividends to be distributed by the Bank for the fiscal year of 2024, without any compensation for inflation adjustment.

b)	Acquisition of the entire ownership interest in Toro Participações S.A.

On January 3, 2024, following the completion of the acquisition Operation, Banco Santander now holds 100% of the equity interest in Toro Participações and, indirectly, 100% of the share capital of Toro Corretora de Títulos e Valores Mobiliários S.A. and Toro Investimentos S.A., as detailed in note 3.f.

c) New share deposit certificate buyback program.

On January 24, 2024, our Board of Directors approved the new Unit repurchase program for maintenance in treasury or subsequent sale, by Santander or our branch in Cayman, of up to 36,205,005 units or ADRs, representing 36,205,005 shares common shares and 36,205,005 preferred shares, corresponding to approximately 1% of our total share capital. The term of the buyback program is 18 months from February 6, 2024, ending on August 6, 2025.